UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549
FORM 8-K
CURRENT REPORT Pursuant to Section 13 Or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 28, 2021

________________________

Autoscope Technologies Corporation

(Exact name of registrant as specified in its charter)

Minnesota	0-26056	86-3685595
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Spruce Tree Centre, Suite 400, 1600 University Avenue West, St. Paul, Minnesota	55104
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code  (651) 603-7700

(Former name or former address, if changed since last report.)

________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

[ ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	AATC	The Nasdaq Capital Market
Preferred Stock Purchase Rights	AATC	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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Section 1 – Registrant's Business and Operations

Item 1.01.  Entry into a Material Definitive Agreement.

(a) Image Sensing Systems, Inc. ("ISNS"), which is a wholly-owned subsidiary of Autoscope Technologies Corporation and Spruce Tree Centre L.L.P. ("Spruce Tree") entered into Amendment XV to Office Lease Agreement (the "Amendment") dated as of July 28, 2021, which amended the original Office Lease Agreement dated as of November 24, 1998 by and between ISNS and Spruce Tree (the "Original Lease"), as such Original Lease was subsequently amended (as so amended, the "Lease").  The Amendment was signed by Spruce Tree on July 28, 2021.  The Lease term was to expire on July 31, 2021.  The Amendment, which is effective as of August 1, 2021, extends the term of the Lease through March 31, 2022.  In addition, the Amendment increases the monthly rent from $16,660 to $16,960 for the period from August 1, 2021 through March 31, 2022.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment filed with this Current Report on Form 8-K as Exhibit 10.1 and incorporated herein by reference.

Section 9 – Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits.

(d)  Exhibits. The following exhibit is being filed with and incorporated into this Current Report on Form 8-K:

10.1     Amendment XV to Office Lease Agreement by and between Spruce Tree Centre L.L.P. and Image Sensing Systems, Inc., dated as of July 28, 2021.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 30, 2021	Autoscope Technologies Corporation

	By:	/s/ Frank G. Hallowell
Frank G. Hallowell
Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)

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EXHIBIT INDEX

Exhibit No.	Description

10.1	Amendment XV to Office Lease Agreement by and between Spruce Tree Centre L.L.P. and Image Sensing Systems, Inc., dated as of July 28, 2021.

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